SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1998


                               NFO WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                          0-21460                    06-1327424
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(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


2 Pickwick Plaza, Suite 400
Greenwich, Connecticut                                              06830
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (203) 629-8888
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                                 Not applicable
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                                     Page 1
                    This document consists of ___ pages. The
             exhibit index is contained on page 4 of this document.

Item 5.  Other Events.

         On October 2, 1998, the Board of Directors of NFO Worldwide, Inc. (the "Company") declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of Common Stock payable on or about October 15, 1998 to shareholders of record on such date. For a further description of the Rights, see the Press Release attached hereto as Exhibit 99 and the Summary of Rights to Purchase Series A Preferred Stock attached as Exhibit C to the Rights Agreement attached hereto as Exhibit 4.

         Also on October 2, 1998, the Board of Directors amended the Amended and Restated By-laws of the Company to delegate to the Board of Directors the exclusive authority to call a special meeting of the shareholders of the Company. A copy of the amendment to the Amended and Restated By-laws is attached hereto as Exhibit 3.


Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not Applicable.

         (b) Pro forma financial information.

             Not Applicable.

         (c) Exhibits.

               3 Amendment No. 1 to Amended and Restated By-laws of the Company.

               4 Rights Agreement, dated as of October 5, 1998, between the
                 Company and State Street Bank and Trust Company, which includes the Certificate of Designation in respect of the Series A Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as Exhibit C.

              99 Press Release, dated October 5, 1998, announcing the adoption of the Rights Agreement and the dividend distribution of the Rights.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         NFO WORLDWIDE, INC.


                                         By: /s/ Patrick G. Healy
                                         ------------------------
                                         Patrick G. Healy
                                         President - Corporate Product/Systems
                                         Development and Chief Financial Officer

Dated: October 6, 1998

                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                              Dated October 6, 1998


                                                                   Sequentially
Exhibit                                                            Numbered
Number          Exhibit                                            Page
-------         -------                                            ------------

3               Amendment No. 1 to Amended and
                Restated By-laws of the Company.

4               Rights Agreement, dated as of October 5,
                1998, between the Company and State
                Street Bank and Trust Company, which
                includes the Certificate of Designation in respect of the Series A Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as
                Exhibit C.

99              Press Release, dated October 5, 1998,
                announcing the adoption of the Rights
                Agreement and the dividend distribution of the Rights.